Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration
Statements:

     o Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement as amended October 6, 2008.

     o Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Thrift Plan for Hourly Employees as amended October 6, 2008.

     o Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.

     o Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

     o Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Stock Option Plan.

     o Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Stock Option Plan.

     o Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Stock Option Plan.

     o Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.

     o Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

     o Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

     o Registration Statement (Form S-8, No. 333-158846) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2009 Omnibus Incentive Plan

of our reports dated February 26, 2010, with respect to the consolidated financial statements of BOK Financial Corporation and the effectiveness of internal control over financial reporting of BOK Financial Corporation, included in this Annual Report (Form 10-K) of BOK Financial Corporation for the year ended December 31, 2009.


Ernst & Young LLP

Tulsa, Oklahoma

February 26, 2010